UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by Registrant	☑

Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DUOS TECHNOLOGIES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DUOS TECHNOLOGIES GROUP, INC.

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(904) 296-2807

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD JULY 15, 2021

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Duos Technologies Group, Inc., a Florida corporation (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”), which will be held on July 15, 2021, at 11:00 A.M. and can be accessed by the following link https://agm.issuuerdirect.com/duot for the following purposes:

1.	To elect five directors to hold office for a one-year term and until each of their successors are elected and qualified;
2.

To approve, for the purpose of Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.001 per share (the “Common Stock”), issuable upon conversion of the shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), issued by the Company pursuant to the terms of that certain Securities Purchase Agreement, dated as of February 26, 2021, between the Company and the investors named therein, in an amount in excess of 19.99% of the Company’s Common Stock outstanding before the issuance of such shares of Series C Preferred Stock;

3.	To approve our 2021 Equity Incentive Plan;
4.

To approve, in a non-binding advisory vote, the compensation of the Company’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, our three most highly compensated executive officers (the “Named Executive Officers”);

5.

To determine, in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our Named Executive Officers every year, every two years or every three years;

6.	To ratify the appointment of Salberg & Company, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2021;
7.

To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals; and

8.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only holders of record of our Common Stock, Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), and Series C Preferred Stock, on the close of business on June 17, 2021 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting which will be held using virtual technology. To participate in the Annual Meeting, including casting your vote during the meeting, access the meeting website at https://agm.issuerdirect.com/duot and enter in your control number provided on your proxy card. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Duos’ Common Stock, Series B Preferred Stock and Series C Preferred Stock as of the Record Date may attend the Annual Meeting. When you access the Annual Meeting, you will be asked to identify yourself as a shareholder by answering some basic questions.

Whether or not you expect to attend the Annual Meeting virtually, please submit a proxy to vote your shares either via the Internet or by mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you will check the box on the form of proxy if you plan on attending the Annual Meeting virtually. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

We will be mailing a printed copy of our proxy materials, to each shareholder of record.

Accordingly, on or about June 25, 2021 we will begin mailing the proxy materials to all shareholders of record as of the Record Date.

By Order of the Board of Directors

/s/ Kenneth Ehrman
Kenneth Ehrman
Chairman

June 23, 2021
Jacksonville, Florida

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE VIA THE INTERNET OR BY PHONE.  IF YOU ATTEND THE ANNUAL MEETING VIRTUALLY, YOU MAY VOTE VIRTUALLY IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

DUOS TECHNOLOGIES GROUP, INC.

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(904) 296-2807

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 15, 2021

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Duos Technologies Group, Inc. (together with its subsidiaries, the “Company”, “Duos”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on July 15, 2021 at 11:00 A.M. ET via virtual meeting at https://agm.issuerdirect.com/duot, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about June 25, 2021.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Why am I being provided with these proxy materials?

We have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Why is this year's Annual Meeting being held in a virtual-only format?

The Board of Directors believes that the virtual meeting format provides the opportunity for participation by a broader group of our shareholders, while reducing costs associated with planning, holding and arranging logistics for an in-person meeting. The virtual format enables shareholders to participate fully, and equally, from any location around the world, at no cost. Accessing the Annual Meeting virtually is the same as attending the meeting in person. Our executive officers and directors will also attend the Annual Meeting.

How can I participate in the Annual Meeting?

You can join the Annual Meeting by accessing the meeting URL at https://agm.issuerdirect.com/duot and entering the control number provided on your proxy card. Online access will be available prior to the meeting to vote your shares should you not have done so previously. We encourage you to access the meeting webcast prior to the start time. Rules for the virtual meeting will be no different than if it were in person.

How can I ask questions during the Annual Meeting?

You can submit questions in writing to the virtual meeting website during the Annual Meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above on "How can I participate in the Annual Meeting?" No questions will be taken in any other manner the day of the meeting.

How do I vote?

You may vote using any of the following methods:

Virtually at the Annual Meeting:

You may vote at the Annual Meeting by virtually attending the meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the Annual Meeting.

Other ways to vote:

You may also vote via the Internet, or by mail. To vote via the Internet, go to https://agm.issuerdirect.com/duot and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to Continental Stock Transfer & Trust Co., 1 State Street, Floor 30, New York City, New York 10275-0741.

Voting Securities

Only shareholders of record as of the close of business on June 17, 2021 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were (i) 3,584,971 shares of Common Stock of the Company issued and outstanding and entitled to vote representing approximately 58 holders of record, (ii) 1,705 shares of Series B Preferred Stock of the Company issued and outstanding and entitled to vote on an as converted basis with the Common Stock, representing one holder of record, up to the beneficial ownership limitation described in the Series B Preferred Certificate of Designation, and (iii) 4,500 shares of Series C Preferred Stock issued and outstanding and entitled to vote with the Common Stock, with each share having 172 votes, representing four holders of record, up to the beneficial ownership limitation described in the Series C Preferred Certificate of Designation. Shareholders may vote virtually or by proxy.

Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Each holder of Series B Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock is convertible, up to the applicable beneficial ownership limitation, which is 4.99%.  Each holder of Series C Preferred Stock is entitled to 172 votes for each share, up to the applicable beneficial ownership limitation, which is 19.99%.  The Company’s Bylaws, as amended, provide that at least a majority of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of Common Stock, Series B Preferred Stock or Series C Preferred Stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting virtually. You can vote your shares by proxy via the Internet or by mail. Voting by proxy will not limit your right to vote virtually at the Annual Meeting if you attend the Annual Meeting. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216, a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting virtually.

Quorum and Vote Required

The presence, in person or by proxy, of at least a majority of the outstanding shares of stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly completed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Articles of Incorporation, as amended, do not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required to Approve Proposals 2, 3, 6 and 7. Florida law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Florida law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve Proposals 2, 3, 6 and 7.

Vote Required to Approve Executive Compensation (Proposal No. 4). Florida law and our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Florida law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Executive Compensation for our Named Executive Officers. This proposal is non-binding on the Company and the Board.

Vote Required for the Advisory Resolution on the Frequency of the Shareholders' Say-on-Pay (Proposal No. 5). The advisory resolution on the frequency of the shareholders' advisory resolution on the compensation of the Company’s Named Executive Officers is selected by a plurality of the shares present, in person or by proxy, and voting on the matter. Accordingly, the option — every one, two or three years — that receives the largest number of votes cast "FOR" is the option selected by the shareholders.  This proposal is non-binding on the Company and the Board.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are counted for the purposes of obtaining a quorum for the Annual Meeting, and in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposal No. 6 is considered “routine,” and the vote on all other proposals is considered "non-routine".  As a result, if a broker does not receive voting instructions from the beneficial owner, those shares will not be voted and will be considered broker non-votes.  Broker non-votes will have no effect on the election of directors, the advisory vote to approve Named Executive Officer compensation or the advisory vote on the frequency of future advisory votes on Named Executive Officer compensation.  Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chairman of the Board or some other officer of the Company.

Shareholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 26, 2021, information regarding beneficial ownership of our capital stock by:

•	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•	Each of our executive officers;

•	Each of our directors; and

•	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including convertible securities, warrants and options that are convertible or exercisable within 60 days of the applicable date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

Beneficial ownership is determined in accordance with SEC rules to generally include shares of Common Stock subject to options or issuable upon conversion of convertible securities or exercise of warrants, and such shares are deemed outstanding for computing the percentage of the person holding such options, securities or warrants, but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Duos Technologies Group, Inc., 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216.

Name and Address of Beneficial Owner(1)	Common Stock	Percentage of Ownership of Common Stock(3)
5% Beneficial Shareholders(2)
Bleichroeder LP 1345 Avenue of the Americas, 47th Floor New York, NY 10105 (4)	765,293	19.99%
Justin W. Keener 3960 Howard Hughes Parkway Las Vegas, NV 89169 (5)	353,048	9.99%
Bard Associates, Inc. 135 S. Lasalle Street, Suite 3700 Chicago IL 60603 (6)	242,570	6.90%
Laurence W. Lytton 467 Central Park West New York, NY 10025	215,700	6.10%
Pessin Family Holdings 500 Fifth Avenue, Suite 2240 New York, NY 10110 (7)	249,404	7.06%
5% Beneficial Shareholders as a Group	1,826,015	43.49%
Executive Officers and Directors
Charles P. Ferry(8)	—	* %
Adrian G. Goldfarb(9)	48,650	1.36%
Kenneth Ehrman(10)	19,955	* %
Blair M. Fonda(11)	20,375	* %
Edmond L. Harris	—	* %
Ned Mavrommatis(12)	12,838	* %
Connie L. Weeks(13)	28,394	* %
Executive Officers and Directors as a Group (7 persons)	130,212	3.60%

———————

*Denotes less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13D-3(a) of the Securities Exchange Act of 1934, as amended, and generally includes voting or investment power with respect to securities.
(2)	The information set forth in the table regarding the 5% Beneficial Shareholders is based on Schedule 13D and Schedule 13G filings made by the individual investors.
(3)

The percentages in the table have been calculated based on treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date.

(4)

Bleichroeder LP (“Bleichroeder”) is an investment advisor registered under the Investment Advisers Act of 1940.  The 765,293 shares of Common Stock beneficially owned by Bleichroeder include 453,616 shares of Common Stock and 311,677 shares of Common Stock issuable upon conversion of 2,500 shares of Series C Convertible Preferred Stock. Pursuant to its terms, the conversion of the Series C Convertible Preferred Stock is subject to a beneficial ownership limitation of 19.9%.  If there were no 19.9% limit on conversion, Bleichroeder would be deemed to be the beneficial owner of 908,162 shares of Common Stock, representing 22.8% of the outstanding Common Stock. 21 April Fund, Ltd., a Cayman Island company for which Bleichroeder acts as investment adviser, holds 344,970 shares of Common Stock and 1,790 shares of Series C Convertible Preferred Stock, which equates to 17.4% of the Common Stock (upon conversion of such shares of Series C Convertible Preferred Stock). 21 April Fund, LP, a Delaware limited partnership for which Bleichroeder acts as investment adviser, holds 108,646 shares of Common Stock and 710 shares of Series C Convertible Preferred Stock, which equates to 6.5% of the Common Stock (upon conversion of such shares of Series C Convertible Preferred Stock).  Clients of Bleichroeder have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities. Notwithstanding the foregoing, until the Company receives approval of Proposal No. 2 (as described below), Bleichroeder’s 2,500 shares of Series C Convertible Preferred Stock are convertible into a maximum of an aggregate of 392,566 shares of Common Stock. 21 April Fund, Ltd. and 21 April Fund, LP also own warrants to purchase 32,724 shares of Common Stock and 11,920 shares of Common Stock, respectively, which are not currently exercisable due to a 9.99% beneficial ownership limitation.

(5)

Mr. Justin Keener owns warrants to purchase 444,037 shares of Common Stock. However, the aggregate number of shares of Common Stock into which the warrants are exercisable and which Mr. Keener has the right to acquire beneficial ownership, is limited to the number of shares of Common Stock that, together with all other shares of Common Stock beneficially owned by Mr. Keener, does not exceed 9.99% of the total outstanding shares of Common Stock, currently 353,048.

(6)	Bard Associates, Inc. has sole dispositive power with regard to the 242,570 shares of Common Stock it beneficially owns and has no voting power as to such shares.
(7)

Represents shares of Common Stock beneficially owned by Norman H. Pessin (102,972 shares of Common Stock), Sandra F. Pessin (71,430 shares of Common Stock) and Brian  L. Pessin (75,002 shares of Common Stock). The ownership number for Sandra Pessin excludes (i) 243,572 shares of Common Stock underlying the 1,705 shares of Series B Convertible Preferred Stock owned by her that are not currently convertible due to a 4.99% (which may be increased to 9.99%) beneficial ownership limitation with respect to Common Stock owned by Ms. Pessin, her affiliates, or members of a group with Ms. Pessin, and (ii) 272,727 shares of Common Stock underlying the 1,500 shares of Series C Convertible Preferred Stock owned by her that are not currently convertible due to a 4.99% (which may be increased to 19.99%) beneficial ownership limitation with respect to Common Stock owned by Ms. Pessin, her affiliates, or members of a group with Ms. Pessin.  Notwithstanding the foregoing, until the Company receives approval of Proposal No. 2, Ms. Pessin’s 1,500 shares of Series C Convertible Preferred Stock are convertible into a maximum of 235,540 shares of Common Stock.  The ownership member for Brian Pessin excludes 90,909 shares of Common Stock underlying the 500 shares of Series C Convertible Preferred Stock owned by him that are not currently convertible due to a 4.99% (which may be increased to 19.99%) beneficial ownership limitation with respect to Common Stock owned by Mr. Pessin, his affiliates, or members of a group with Mr. Pessin.  Notwithstanding the foregoing, until the Company receives approval of Proposal No. 2, Mr. Pessin’s 500 shares of Series C Convertible Preferred Stock are convertible into a maximum of 75,513 shares of Common Stock.

(8)

Mr. Ferry holds 100,000 options that are exercisable into 100,000 shares of common stock at an exercise price of $4.18, of which 50% will vest on September 1, 2021 and the balance which will vest on September 1, 2022.

(9)

Mr. Goldfarb owns 5,027 shares of Common Stock, 12,799 warrants to purchase shares of Common Stock with an exercise price of $9.10, and 2,430 warrants to purchase shares of Common Stock with an exercise price of $14.00 per share all of which are currently exercisable, 18,929 options to purchase Common Stock which are currently exercisable at $6.00 per share, and 18,929 options to purchase Common Stock with an exercise price of $4.74 per share of  which 9,465 will fully vest on January 1, 2022 and 9,465 which are currently exercisable.

(10)

Kenneth Ehrman is Chairman of the Board.  He owns 11,383 shares of Common Stock and was granted 8,572 options to purchase Common Stock at $4.74 per share which will fully vest on January 1, 2022 and 8,572 options to purchase Common Stock at $6.00 per share which are fully vested.

(11)

Blair Fonda is a Director and serves as Audit Committee Chairman. Includes 11,803 shares of Common Stock and he was granted 8,572 options to purchase Common Stock at $4.74 per share which will fully vest on January 1, 2022 and 8,572 options to purchase Common Stock at $6.00 per share which are fully vested.

(12)

Ned Mavrommatis is a Director and serves as Compensation Committee Chairman. He owns 4,266 shares of Common Stock and was granted 8,572 options to purchase Common Stock at $4.74 per share which will fully vest on January 1, 2022 and 8,572 options to purchase Common Stock at $6.00 per share which are fully vested.

(13)

Includes 18,929 options to purchase shares of Common Stock with an exercise price of $6.00 granted to Ms. Weeks which are currently exercisable and a further 18,929 options to purchase Common Stock with an exercise price of $4.74 per share of which 9,465 will fully vest on January 1, 2022 and 9,465 which are currently exercisable.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of five directors. A total of five directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2022, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Charles P. Ferry, Kenneth Ehrman, Edmond L. Harris and Ned Mavrommatis are standing for reelection.  In addition, the Corporate Governance and Nominating Committee has nominated James Craig Nixon for election to the Board.  Blair Fonda is not standing for re-election as a director.  The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position
Charles P. Ferry	55	Chief Executive Officer, Director
Kenneth Ehrman	52	Chairman
Edmond L. Harris	71	Director
Ned Mavrommatis	50	Director
James Craig Nixon	61	Director Nominee

The following sets forth certain information about each of the director nominees:

Charles P. Ferry, Chief Executive Officer and Director

Mr. Ferry was appointed Chief Executive Officer, effective September 1, 2020.  Mr. Ferry was further appointed a Director on November 19, 2020 by a vote of the shareholders.  Mr. Ferry combines over three years of experience in the energy industry and seven years in the defense contracting industry following 26 years of active duty service in the United States Army.  Previously, Mr. Ferry had been involved in two companies in the defense industry holding positions including Director, Business Development and Operations; Vice President of Operations; and General Manager. From 2018 through 2020, Mr. Ferry was the Chief Executive Officer for APR Energy, a global fast-track power company. Prior to this, Mr. Ferry was the President and Chief Operating Officer of APR Energy from 2016 to 2018. From 2014 to 2016, Mr. Ferry was the General Manager for ARMA Global Corporation, a wholly-owned subsidiary of General Dynamics, a defense contracting company that delivered Information Technology engineering, services, and logistics. Mr. Ferry was the Vice President of ARMA Global Corporation from 2010 to 2014 before its being acquired by General Dynamics. From 2009 to 2010, Mr. Ferry was the Director, Business Development and Operations at Lockheed-Martin. His leadership assignments in the U.S. Army include: Director, NORAD – NORTHCOM Current Operations, Infantry Battalion Task Force Commander, Joint Special Operations Task Force Commander, Regimental and Battalion Operations Officer, and Airborne Rifle Company Commander. His military leadership assignments include 48 months of combat in Somalia, Afghanistan and Iraq.

Mr. Ferry has an undergraduate degree from Brigham Young University.

The Board believes Mr. Ferry brings significant commercial and operational experience to the Company and has shown demonstrable leadership skills both as a military officer with a distinguished service record and in leading companies to profitable growth.

Kenneth Ehrman, Chairman

Mr. Ehrman joined the Board on January 31, 2019.  He was elected as Chairman of the Board in November 2020 and is currently a member of the Compensation and Corporate Governance and Nominating Committees. Mr. Ehrman founded Halo Collar in March 2018. As an innovator in intelligent machine-to-machine (M2M) wireless technology, Mr. Ehrman’s experience and knowledge of the Internet of Things led him to believe technology existed to replace the old, wired approach with a go-anywhere GPS-based wireless fence. Since initial production in July 2020, Halo has sold nearly 20,000 Halos to dog owners in all 50 states and in rural, urban, and suburban areas. Halo's mission is to allow dogs the freedom and safety they deserve and a life off leash.

Prior to Halo, Mr. Ehrman founded I.D. Systems, Inc. (NASDAQ:IDSY) in 1993 as a Stanford University engineering student, pioneering the commercial use of radio frequency identification (RFID) technology for industrial asset management—specifically for postal tracking, rental car management, and industrial vehicle management. Based on early successes with the U.S. Postal Service, Avis, and Ford Motor Company, among other customers, Mr. Ehrman took I.D. Systems public in 1999. Under his leadership, I.D. Systems was named by Deloitte as one of North America’s fastest growing technology companies in 2005, 2006, and 2012. Many of the world’s most admired organizations utilize I.D. Systems’ technology, including the world’s largest retailer, auto maker, food producer, and consumer products manufacturer.

During his tenure at I.D. Systems, Mr. Ehrman received multiple awards, including Deloitte Entrepreneur of the Year and Ground Support Worldwide Engineer/Innovator Leader. He also served on the Board of Financial Services, Inc. from 2012 to 2016 before its successful sale to a large financial software company.

Currently, Mr. Ehrman focuses on serving as an independent consultant to leading companies in Supply Chain/Logistics and Transportation. He advises technology companies focused on solutions for these industries, serves as a mentor to executives in technology startups by utilizing the experience he gained while taking I.D. Systems from startup to public company and industry leader, and consults with Fortune 100 companies to facilitate acquisitions including one of the largest purchases of an IoT company by a Fortune 100 company in 2018.

The Board believes that Mr. Ehrman’s management experience, engineering expertise and long history and familiarity with industries the Company currently operates in, make him ideally qualified to help lead the Company towards continued growth.

Edmond L. Harris, Director

Mr. Harris was appointed as a Director on November 19, 2020 and serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Audit Committee.  From April 2010 until his retirement in April 2011, Mr. Harris served as Executive Vice President of Operations at Canadian Pacific Railway. In December of 2011, he was appointed to CP’s Board, where he served until May of 2012.    He served as Executive Vice President of Operations at Canadian National Railway Company (“CN”) from March 2005 to January 2007, as its Senior Vice President of Operations from July 2003 to March 2005, and as Chief Transportation Officer from January 2001 to June 2003. Mr. Harris also held various key operating positions at Illinois Central Railroad prior to its acquisition by CN. At Illinois Central Railroad and CN, Mr. Harris worked closely with E. Hunter Harrison, the company’s former President and Chief Executive Officer, to implement the Precision Scheduled Railroad model. Mr. Harris has also served as an independent rail operations consultant providing advice to various rail shippers and railroads, including CSX, from June 2007 to March 2010, and again following his retirement from Canadian Pacific Limited and Canadian Pacific Railway Company in April 2011. He also served as Omnitrax’s Chairman of the Board (a privately held regional railroad company in Denver, Colorado) from 2014 until early January 2018. He resigned from that Board when he accepted a position with CSX serving as Executive VP of Operations with CSX from 2018 until August 2020 after which he retired. Mr. Harris has a B.S. in Business Management from the University of Illinois and served in the U.S. Marine Corps from 1969 to 1973.

The Board believes that Mr. Harris’ extensive background in the railroad industry and as a large company executive serving in many roles makes him a significant addition to the Company’s Board and will provide leadership and direction to the Company’s management team.

Ned Mavrommatis, Director

Mr. Mavrommatis joined the Board on August 13, 2018 and serves as Chairman of the Compensation Committee and a member of the Audit and Corporate Governance and Nominating Committees.  Mr. Mavrommatis has served as Chief Financial Officer of PowerFleet, Inc. (“PowerFleet”) since October 2019. PowerFleet is a global leader and provider of subscription-based wireless IoT and M2M solutions for securing, controlling, tracking, and managing high-value enterprise assets such as industrial trucks, tractor trailers, containers, cargo, and vehicles and truck fleets. From August 1999 until October 2019, he served as Chief Financial Officer of I.D. Systems, Inc. Mr. Mavrommatis serves on the Board of PowerFleets’ wholly-owned subsidiary PowerFleet Israel and is also the Managing Director of PowerFleets’ wholly-owned subsidiaries, PowerFleet GmbH and PowerFleet Systems Ltd.

Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

The Board believes that Mr. Mavrommatis’ management experience, accounting expertise and long history and familiarity with industries the Company currently operates in, makes him ideally qualified to help lead the Company towards continued growth.

James Craig Nixon, Director Nominee

Brigadier General Craig Nixon (Ret.) is a combat decorated, special operations soldier. Over a 29 - year Army career, Brigadier General Nixon served in a wide range of assignments including seven tours in special operations units including assignments as the Commander, 75th Ranger Regiment and Director of Operations for Joint Special Operations Command (JSOC) and US Special Operations Command. He is a combat decorated soldier whose awards include the Distinguished Service Medal, Silver Star, three Bronze Stars, and the Purple Heart.

After retiring from the Army in 2011, he was an original Partner at McChrystal Group, helped create a highly successful leadership consulting company and led their engagements with a number of technology focused Fortune 500 companies. In 2013 he became the CEO for ACADEMI and over three years through a combination of organic growth and acquisitions built Constellis Group, a global leader in security and training with over 10,000 employees in 30 countries. During his tenure Constellis tripled in revenue to over $1 billion annually and saw a fivefold increase in EBITDA. He is currently the founder and CEO of Nixon Six Solutions, a consulting firm focusing on growth and market entry strategy, leadership, and mergers & acquisitions. He is on a number of government and technology boards and is also a frequent speaker on geopolitics, leadership, and veterans challenges.

Brigadier General Nixon is a graduate of Auburn University and has earned master’s degrees from the Command and Staff College and the Air War College. He is a decorated retired General Officer, successful entrepreneur, and passionate supporter of veteran non-profit organizations. He was selected for the Ranger Hall of Fame and Auburn University at Montgomery Top Fifty Alumni in 2017.

The Board believes that Mr. Nixon’s extensive military and management experience and familiarity with technology industries make him ideally suited to help lead the Company towards excellence in operations and strategic planning.

Required Vote

Our Articles of Incorporation, as amended, do not authorize cumulative voting. Florida law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) CHARLES P. FERRY, (II) KENNETH EHRMAN, (III) EDMOND L. HARRIS, (IV) NED MAVROMMATIS, AND (V) JAMES CRAIG NIXON AS DIRECTORS.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Board Composition and Director Independence

Our board of directors currently consists of five members: Mr. Charles P. Ferry, Mr. Kenneth Ehrman, Mr. Blair M. Fonda, Mr. Edmond L. Harris and Mr. Ned Mavrommatis.  Mr. Fonda is not standing for reelection.  The directors will serve until the election of the nominees for director at the Annual Meeting and until their successors are duly elected and qualified. The Company defines “independent” as that term is defined in Rule 5605(a)(2) of the NASDAQ listing standards.

In making the determination of whether a member of the Board is independent, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Related Party Transactions”. The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. Based on such review and its understanding of such relationships and transactions, our Board affirmatively determined that each of Messrs. Ehrman, Fonda, Harris and Mavrommatis is qualified as independent and does not have any material relationship with us that might interfere with his exercise of independent judgment.  Upon his election, the Board has determined that Mr. Nixon qualifies as “independent” as that term is defined in Rule 5605(a)(2) of the NASDAQ listing standards.

Board Meetings and Attendance

The Board held six in person/virtual meetings in 2020. All Board actions, not taken at a meeting, were taken via a unanimous written consent as permitted by Florida law.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Kenneth Ehrman, 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each committee has a charter, which is available on our website at http://www.duostechnologies.com/ Information contained on our website is not incorporated herein by reference. Each of the Board committees has the composition and responsibilities described below. The members of these committees are:

Current Committee Composition

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Blair M. Fonda*	Ned Mavrommatis*	Edmond L. Harris*
Ned Mavrommatis	Blair M. Fonda	Kenneth Ehrman
Edmond L. Harris	Kenneth Ehrman	Ned Mavrommatis

———————

* Denotes Chairman of committee.

Committee Composition after the Annual Meeting +

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Ned Mavrommatis*	James Craig Nixon*	Edmond L. Harris*
James Craig Nixon	Edmond L. Harris	Kenneth Ehrman
Kenneth Ehrman	Kenneth Ehrman	Ned Mavrommatis

———————

+ Assumes the election of Kenneth Ehrman, Edmond L. Harris, Ned Mavrommatis and James Craig Nixon, who have each been appointed to committees by resolution of the Board effective upon their election to the Board.

* Denotes Chairman of committee, subject to election to the Board at the Annual Meeting.

Audit Committee

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Blair Fonda is a member of the Audit Committee and serves as its Chairman. Ned Mavrommatis and Edmond Harris are members of the Audit Committee. Messrs. Fonda, Harris and Mavrommatis are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board has determined Mr. Fonda is an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K.  Mr. Fonda is not standing for re-election and will be replaced as Chairman of the Audit Committee by Mr. Mavrommatis.  Mr. Nixon and Mr. Ehrman will constitute the other members of the Committee.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies;
•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with our independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by SEC rules.

In 2020, Blair M. Fonda, the current Chairman of the Company’s Audit Committee, held four telephonic meetings with the Company’s auditors.  The Company’s Board of Directors was involved in reviewing the Company’s financial statements and auditor’s comments as well.

Compensation Committee

Blair Fonda, Kenneth Ehrman and Ned Mavrommatis are members of the Compensation Committee. Mr. Mavrommatis serves as Chairman. Messrs. Fonda, Ehrman and Mavrommatis are “independent” within the meaning of the NASDAQ Stock Market Rules. Messrs. Fonda, Mavrommatis and Ehrman each qualify as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers.

The Committee’s compensation-related responsibilities include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;
•	reviewing, approving and recommending to our Board of Directors on an annual basis the evaluation process and compensation structure for our other executive officers;

•

determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or Board of Directors;

•	providing oversight of management’s decisions concerning the performance and compensation of other Company officers, employees, consultants and advisors;
•

reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;

•	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and
•	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Corporate Governance and Nominating Committee

Kenneth Ehrman, Ned Mavrommatis and Edmond Harris are members of the Corporate Governance and Nominating Committee. Mr. Mavrommatis serves as Chairman. Messrs. Ehrman, Mavrommatis and Harris are “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Corporate Governance and Nominating Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board.

The responsibilities of the Committee include, but are not limited to:

•	recommending to the Board of Directors nominees for election as directors at any meeting of shareholders and nominees to fill vacancies on the Board;
•	considering candidates proposed by shareholders in accordance with the requirements in the Committee charter;
•	overseeing the administration of the Company’s Code of Ethics;
•	reviewing with the entire Board of Directors, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;
•

having the authority to retain search firms, if necessary, to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

•	recommending to the Board of Directors on an annual basis the directors to be appointed to each committee of the Board of Directors;
•	overseeing an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively; and
•	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

Family Relationships

There are no family relationships among any of our directors, director candidates or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past 10 years:

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan or insurance activities, or to be associated with persons engaged in any such activity;

•

Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

•

Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Exchange Act, the reports required to be filed with respect to transactions in our Common Stock during the fiscal year ended December 31, 2020, were timely, except for (i) a Form 4 filing for each of Mr. Mavrommatis, Mr. Fonda and Mr. Ehrman regarding shares of Common Stock received as compensation for his services as a director, (ii) a Form 4 filing by Mr. Ehrman regarding the purchase of shares of Common Stock, (iii) a Form 4 filing by Mr. Fonda regarding two purchases of shares of Common Stock and grants of options to purchase Common Stock, and (iv) a Form 4 filing by Mr. Arcaini regarding two purchases and one sale of shares of Common Stock.

Code of Ethics

The Company has adopted a Code of Ethics for adherence by its Chief Executive Officer and Chief Financial Officer, to ensure honest and ethical conduct; full, fair and proper disclosure of financial information in the Company’s periodic reports filed pursuant to the Exchange Act; and compliance with applicable laws, rules, and regulations. Any person may obtain a copy of our Code of Ethics by mailing a request to the Company at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216.

Director Compensation

Each independent director was entitled to receive $15,000 annually for service on our Board in 2020. In addition, Chairmen of committees were awarded an additional $5,000 annually in compensation in connection with their service in such capacity.  The Company can elect to pay up to 50% of awarded compensation in restricted common stock.

Starting in 2021, the Compensation Committee has determined that directors will receive $40,000 for serving as a member of a committee and $10,000 for serving as Chairman of a committee.  The board compensation will be paid 40% in cash and 60% in shares of common stock or options to purchase shares of common stock, as elected by the board member.

The following table summarizes data concerning the compensation of our non-employee directors for the year ended December 31, 2020.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)	Total ($)
Blair M. Fonda (1)	12,500	7,500	20,662	—	—	10,000	50,662
Edmond L. Harris (2)	2,500	—	—	—	—	—	2,500
Kenneth Ehrman (3)	12,500	7,500	20,662	—	—	10,000	50,662
Ned Mavrommatis (4)	12,500	7,500	20,662	—	—	10,000	50,662

———————

(1)

Blair Fonda was appointed to the Board on May 3, 2017.  Through November 19, 2020, he served as Co-Chairman of the Audit Committee and since then he has been the Chairman of the Audit Committee.  Mr. Fonda is not standing for reelection at the Annual Meeting.

(2)	Edmond Harris was appointed to the Board on November 19, 2020 and since then has served as Chairman of the Corporate Governance and Nominating Committee.
(3)	Kenneth Ehrman was appointed to the Board in January 2019. Through November 19, 2020, he served as Chairman of the Compensation Committee and as of that date he was named Chairman of the Board.
(4)

Ned Mavrommatis was appointed to the Board on August 13, 2019.  Through November 19, 2020, he served as Co-Chairman of the Audit Committee and since then he has been the Chairman of the Compensation Committee.

(5)

Reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718.  In determining the grant date fair value of stock awards, the Company used the closing price of the Company’s common stock on the grant date.

(6)

The Company estimates the fair value of stock options granted using the Black-Scholes option-pricing formula. This fair value is then amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period. The Company’s determination of fair value using an option-pricing model is affected by the stock price as well as assumptions regarding the number of highly subjective variables. The Company estimates volatility based upon the historical stock price of the Company and estimates the expected term for stock options using the simplified method for employees and directors and the contractual term for non-employees. The risk-free rate is determined based upon the prevailing rate of United States Treasury securities with similar maturities.

(7)

Messrs. Ehrman, Fonda and Mavrommatis each were awarded $10,000 in restricted common stock as an additional payment compensating for significant time spent on the CEO and Chairman transition which took place between July 2020 and November 2020.

Executive Compensation

The compensation provided to our Named Executive Officers for 2020 and 2019 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation for each of our Named Executive Officers.

Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the Named Executive Officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty as well as having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a company for whose shares there has been limited liquidity to date. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints and a general sense of internal pay equity among our executive officers and key personnel.

The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

Summary Compensation Table

Our Named Executive Officers who appear in the 2020 and 2019 Summary Compensation Table are:

Charles P. Ferry	Chief Executive Officer

Gianni B. Arcaini	Former Chief Executive Officer; President

Adrian G. Goldfarb	Chief Financial Officer

Connie L. Weeks	Chief Accounting Officer

Summary Compensation Table

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the fiscal years ended December 31, 2020 and 2019, which was awarded to, earned by, or paid to our Named Executive Officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock ($)	Options ($)		Other Comp. ($)		Total ($)

Gianni B. Arcaini,	2020	913,961	(1)	114,423	(2)	—	157,070	(3)	16,921	(4)	1,202,375
Former Chairman of the Board, Chief Executive Officer, President, Director (PEO)	2019	249,260		143,411	(2)	—	—		25,382	(4)	418,053

Charles P. Ferry,	2020	83,333		50,217	(5)	—	36,293	(6)	—		169,843
Chief Executive Officer (PEO)

Adrian G. Goldfarb,	2020	197,750		849		—	45,632	(7)	7,500	(8)	251,731
Chief Financial Officer, Former Director (PFO)	2019	180,250		—		—	—		7,500	(8)	187,750

Connie L. Weeks,	2020	150,000		6,667	(9)	—	45,632	(10)	—		202,299
Chief Accounting Officer	2019	150,000		—		—	—		—		150,000

———————

(1)

Represents $166,173 base salary from January 1, 2020 to August 31, 2020 plus $747,788 in severance compensation to be deferred and paid over a 36-month period (see “Executive Severance Agreement” below).

(2)

Represents 1% of annual revenues equal to $143,411 in 2019 and $39,423 in 2020 to which Mr. Arcaini was entitled under the terms of his employment plus $75,000 in bonus severance compensation to be deferred and paid over a 36-month period (see “Executive Severance Agreement” below) in 2020.

(3)

Represents the full expense for option grants to Mr. Arcaini during 2020. During the second quarter of 2020, 160,152 incentive stock options previously issued to staff and directors under the 2016 Equity Incentive Plan were cancelled. 310,290 new five-year options were issued replacing those cancelled and the balance as new grants. The reissued options have a $6.00 strike price and the new options have a strike price of $4.74. Mr. Arcaini was awarded both 50,358 re-issued options and 50,358 additional new options. Option compensation is the fair market value of 50,358 options re-issued to Mr. Arcaini which were fully vested and the fair market value of the additional 50,358 options that were granted. As part of the severance package negotiated with Mr. Arcaini, all unvested options were immediately vested in September 2020 with all unamortized option expense realized at that time.  The fair value of the incentive stock option grants for the year ended December 31, 2020 was estimated using the following weighted-average assumptions:

For the Years Ended December 31,
	2020	2019
Risk free interest rate	0.18% - 0.26%	1.40% - 2.44%
Expected term in years	2.50 – 3.50	2.76 – 3.25
Dividend yield	—	—
Volatility of common stock	68.00% - 86.24%	117.18% - 151.43%
Estimated annual forfeitures	—	—

The Company estimates the fair value of stock options granted using the Black-Scholes option-pricing formula with expected volatility derived from a binomial lattice model. This fair value is then amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period. The Company’s determination of fair value using an option-pricing model is affected by the stock price as well as assumptions regarding a number of highly subjective variables.

The Company estimates volatility based upon the historical stock price of the Company and estimates the expected term for employee stock options using the simplified method for employees and directors and the contractual term for non-employees. The risk-free rate is determined based upon the prevailing rate of United States Treasury securities with similar maturities defined by the Federal Reserve Statistical Release, 3-year treasury bond.

(4)	Comprised of $12,000 and $18,000 car allowance, and $4,921 and $7,382 in Company paid membership dues and subscriptions, respectively.
(5)	Represents a $50,000 objectives bonus and a $217 additional cash bonus.
(6)

Option compensation is the fair market value of 100,000 five-year stock options with a strike price of $4.18 and two-year vesting granted to Mr. Ferry as an incentive to join the Company. See note 3 above for valuation methodology.

(7)

Represents the full expense for option grants to Mr. Goldfarb during 2020. During the second quarter of 2020, 160,152 incentive stock options previously issued to staff and directors under the 2016 Equity Incentive Plan were cancelled. 310,290 new five-year options were issued replacing those cancelled and the balance as new grants. The reissued options have a $6.00 strike price and the new options have a strike price of $4.74. Mr. Goldfarb was awarded both 18,929 re-issued options and 18,929 additional new options. Option compensation is the fair market value of 18,929 options re-issued to Mr. Goldfarb which were fully vested and the fair market value of the additional 18,929 options that were granted. See note 3 above for valuation methodology

(8)	Comprised of $7,500 annual car allowance in 2020 and $7,500 annual car allowance in 2019.
(9)	Represents bonus award for long service to the Company.
(10)

Represents the full expense for option grants to Ms. Weeks during 2020. During the second quarter of 2020, 160,152 incentive stock options previously issued to staff and directors under the 2016 Equity Incentive Plan were cancelled. 310,290 new five-year options were issued replacing those cancelled and the balance as new grants. The reissued options have a $6.00 strike price and the new options have a strike price of $4.74. Ms. Weeks was awarded both 18,929 re-issued options and 18,929 additional new options. Option compensation is the fair market value of 18,929 options re-issued to Ms. Weeks which were fully vested and the fair market value of the additional 18,929 options that were granted. See note 3 above for valuation methodology.

Outstanding Equity Awards at December 31, 2020

Name	Number of shares underlying unexercised options exercisable	Number of shares underlying unexercised options unexercisable	Equity Incentive Plan Awards; Number of shares underlying unexercised unearned options	Option exercise price	Option Expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested $	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested $
Charles P. Ferry	—	—	100,000	$4.18	08/31/2025	—	—	—	—
Adrian G. Goldfarb	18,929	—	—	$6.00	03/31/2025	—	—	—	—
Adrian G. Goldfarb	9,465	—	9,465	$4.74	03/31/2025	—	—	—	—
Connie L. Weeks	18,929	—	—	$6.00	03/31/2025	—	—	—	—
Connie L. Weeks	9,465	—	9,465	$4.74	03/31/2025	—	—	—	—
Gianni B. Arcaini	50,358	—	—	$6.00	03/31/2025	—	—	—	—
Gianni B. Arcaini	50,358	—	—	$4.74	03/31/2025	—	—	—	—

Executive Severance Agreement

Gianni B. Arcaini

On April 1, 2018, the Company entered into an employment agreement (the “Arcaini Employment Agreement”) with Gianni B. Arcaini, pursuant to which Mr. Arcaini served as Chief Executive Officer and Chairman of the Board of Directors of the Company. Under the Arcaini Employment Agreement, Mr. Arcaini was paid an annual salary of $249,260 and an annual car allowance of $18,000. In addition, as incentive-based compensation, Mr. Arcaini was entitled to 1% of annual gross revenues of the Company and its subsidiaries. The Arcaini Employment Agreement had an initial term through March 31, 2020, subject to renewal for successive one-year terms unless either party gave notice of that party’s election to not renew to the other at least 60 days prior to the expiration of the then-current term. The Arcaini Employment Agreement was approved by the Compensation Committee.

As previously disclosed, on July 10, 2020, the Company announced that Mr. Arcaini would retire from these positions, effective as of September 1, 2020 (the “CEO Transition”). In order to facilitate a transition of his duties, the Company and Mr. Arcaini entered into a separation agreement which became effective as of July 10, 2020 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Arcaini’s employment with the Company ended on September 1, 2020 and he will receive separation payments over a 36-month period equal to his base salary plus $75,000 as well as certain limited health and life insurance benefits. The Separation Agreement also contains confidentiality, non-disparagement and non-solicitation covenants and a release of claims by Mr. Arcaini who continued to serve as Chairman of the Board of Directors of the Company.  The Corporate Governance and Nominating Committee did not submit Mr. Arcaini for re-election as a director and on November 19, 2020 at the Annual Shareholders meeting a new non-Executive Chairman was appointed.

In accordance with the Separation Agreement the Company will pay to Mr. Arcaini the total sum of $747,788. Notwithstanding the foregoing, the status of Mr. Arcaini as a “Specified Employee” as defined in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), has the effect of delaying any payments to Mr. Arcaini under the Separation Agreement for six months after the Separation Date. On March 1, 2021, the Company paid to Mr. Arcaini a lump-sum amount equal to the first six months of payments, or $124,631, owed to Mr. Arcaini and the Company will continue to pay him in bi-weekly installments for 30 months thereafter, as contemplated in the Arcaini Employment Agreement.  In addition, the Company will pay one-half of Mr. Arcaini’s current life insurance premiums for 36 months of approximately $1,200 and provide and pay for his health insurance for 18 months following the Separation Date of approximately $1,700. Unvested options in the amount of 50,358 became exercisable and vested in their entirety on the Separation Date valued at $95,127. The Company made payment of his attorneys’ fees for legal work associated with the negotiation and drafting of the Separation Agreement of approximately $17,000.

Employment Agreements

Charles P. Ferry

On September 1, 2020, the Company entered into an employment agreement (the “Ferry Employment Agreement”) with Charles P. Ferry pursuant to which Mr. Ferry serves as Chief Executive Officer of the Company.  The Ferry Employment Agreement is for a term of one year (the “Initial Term”) and shall be automatically extended for additional terms of successive one-year periods (the “Additional Term”) unless the Company or Mr. Ferry gives at least 60 days written notice of non-renewal prior to the expiration of the Initial Term or an Additional Term.  Mr. Ferry is to receive a base salary at an annual rate of $250,000. Mr. Ferry received a one-time cash incentive bonus in the amount of $50,000 in accordance with criteria determined by the Board and based on the review and recommendation of the Compensation Committee.  Mr. Ferry is also eligible for an annual bonus in an amount up to $150,000 in accordance with criteria, including but not limited to, revenue targets, profitability and other key performance indicators.  Additionally, Mr. Ferry received 100,000 options that are exercisable into 100,000 shares of common stock at an exercise price of $4.18, of which 50% will vest on September 1, 2021 and the balance which will vest on September 1, 2022. The Ferry Employment Agreement can be terminated with or without case at any time during the Initial Term or during an Additional Term.  As a full-time employee of the Company, Mr. Ferry is eligible to participate in all of the Company’s benefit programs.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Ferry Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to up to six months of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, nor do we provide for accelerated vesting upon a change in control.

Adrian G. Goldfarb

On April 1, 2018, the Company entered into an employment agreement (the “Goldfarb Employment Agreement”) with Adrian G. Goldfarb, pursuant to which Mr. Goldfarb serves as Chief Financial Officer of the Company. During 2020, Mr. Goldfarb was paid an annual salary of $197,750 and an annual car allowance of $7,500. The Goldfarb Employment Agreement had an initial term through March 31, 2019, subject to renewal for successive one-year terms unless either party gives the other notice of that party’s election to not renew at least 60 days prior to the expiration of the then-current term. The Goldfarb Employment Agreement remains in effect through March 31, 2022. The Goldfarb Employment Agreement was approved by the Compensation Committee and it is anticipated that Mr. Goldfarb’s compensation terms will be revisited in the future by the Compensation Committee of the Company’s Board.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Goldfarb Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, nor do we provide for accelerated vesting upon change in control.

Connie L. Weeks

On April 1, 2018, the Company entered into an employment agreement (the “Weeks Employment Agreement”) with Connie L. Weeks, pursuant to which Ms. Weeks serves as Chief Accounting Officer of the Company. During 2020, Ms. Weeks was paid an annual salary of $150,000. The Weeks Employment Agreement had an initial term that extended through March 31, 2019, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other party at least 60 days prior to the expiration of the then-current term. The Weeks Employment Agreement remains in effect through March 31, 2022. The Weeks Employment Agreement was approved by the Compensation Committee and it is anticipated that Ms. Weeks’s compensation terms will be revisited in the future by the Compensation Committee of the Company’s Board.

Potential Payments upon Change of Control or Termination following a Change of Control and Severance

The Weeks Employment Agreement contains certain provisions for early termination, which may result in a severance payment equal to two years of base salary then in effect. Generally, we do not provide any severance specifically upon a change in control, nor do we provide for accelerated vesting upon a change in control.

Certain Relationships and Related Transactions, and Director Independence

On August 1, 2012, the Company entered into an independent contractor master services agreement (the “Services Agreement”) with Luceon, LLC, a Florida company, owned by our former Chief Technology Officer, David Ponevac. The Services Agreement provided that Luceon would provide support services including management, coordination or software development services and related services to Duos.  In January 2019, additional services were contracted with Luceon for TrueVue360 primarily for software development through the provision of seven additional full-time contractors located in Slovakia at a cost of $16,250 for January initially, rising to $25,583 after fully staffed, per month starting February 2019.  This was in addition to the then existing contract of $7,480 per month for Duos Technologies, Inc for four full-time contractors which increased to $8,231 per month in June of 2019.  The total amount expensed to Luceon for 2020 was $335,334.  All agreements with Luceon, LLC were terminated effective May 31, 2021.

Policy on Future Related Party Transactions

The Company requires that any related party transactions must be approved by a majority of the Company’s independent directors and also be approved by the Company’s Corporate Governance and Nominating Committee.

COMPENSATION COMMITTEE REPORT

Recommendations of the Compensation Committee. The Compensation Committee of the Board is currently comprised of Ned Mavrommatis, Kenneth Ehrman and Blair M. Fonda, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by virtue of any general statement in such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the disclosure regarding Executive Compensation contained in this proxy statement for the Annual Meeting. Based on the review and discussions, the Compensation Committee recommended to the Board that such disclosure be included in this proxy statement.

This Compensation Report has been furnished by the Compensation Committee of the Board.

Ned Mavrommatis, Chairman

Blair M. Fonda

Kenneth Ehrman

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies;
•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with our independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by SEC rules.

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Salberg & Company, P.A. matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Blair M. Fonda, Chairman

Ned Mavrommatis

Edmond L. Harris

PROPOSAL NO. 2

SECURITIES ISSUANCE PROPOSAL

On February 26, 2021, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain existing investors in the Company (the “Purchasers”).  Pursuant to the Purchase Agreement, the Company issued in a private placement 4,500 shares of its newly authorized Series C Preferred Stock. The Company received proceeds of $4,500,000 from the offering. A copy of the Purchase Agreement is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on March 1, 2021.

Why We Are Seeking Shareholder Approval

The issuance of the shares of Common Stock upon the conversion of the Series C Preferred Stock is being submitted to the shareholders to comply with the Rules of the National Association of Securities Dealers, Inc. (“NASD”) applicable to entities, such as the Company, which have securities authorized for trading on The Nasdaq Capital Market (“Nasdaq”).

Nasdaq Marketplace Rule 5635(d) limits the number of shares (or securities, such as the Series C Preferred Stock, that are convertible into shares) that can be issued in a transaction other than a public offering without shareholder approval. We are required to obtain the approval of our shareholders in order to issue shares of Common Stock underlying the Series C Preferred Stock which equal 20% or more of our Common Stock outstanding before the issuance at a price less than the lower of the price immediately preceding the signing of the Purchase Agreement or the average of the prices for the five trading days immediately preceding such signing (the “20% Rule”). As of February 25, 2021, the day prior to which the Purchase Agreement was entered into, we had 3,535,706 shares of Common Stock outstanding. As of the date of issuance, the shares of Series C Preferred Stock were convertible into an aggregate of 818,182 shares of Common Stock, which represents more than 20% of our Common Stock then outstanding. The terms of the Series C Preferred Stock, as described below, limit their conversion to a number of shares of Common Stock equal to no more than 706,620 shares, which is less than the 20% limit, until shareholder approval is received.

The Company’s Board of Directors has submitted this Proposal No. 2 to the Company’s shareholders for approval because the 20% Rule applies to issuances of the Common Stock upon the conversion of the Series C Preferred Stock. As of February 25, 2021, the closing market price of our Common Stock was $5.80 per share, and the average of the closing market prices for the five trading days prior to the date of the Purchase Agreement was $6.49, based on the closing prices reported by Nasdaq. The lower of these two prices is $5.80 (the “Minimum Price”).  The Series C Preferred Stock may be converted at an initial conversion price equal to $5.50 per share of Common Stock, which is lower than the Minimum Price.  As a result, the Company is required to submit this Proposal to the shareholders for approval. The conversion price is subject to adjustment as provided in the Certificate of Designation for the Series C Preferred Stock.

The approval sought under this Proposal No. 2 will be effective to satisfy the shareholder approval required by the 20% Rule. Under the NASD Rules, the minimum vote which will constitute shareholder approval of this Proposal No. 2 for the purposes of the 20% Rule is a majority of the total votes cast on Proposal No. 2 in person or by proxy at the Annual Meeting.

Summary of Terms of the Series C Preferred Stock

The principal terms of the Series C Preferred Stock are summarized below. The form of the Certificate of Designation for the Series C Preferred Stock is attached as Exhibit A to this Proxy Statement. You should read Exhibit A in its entirety and the following summary is qualified by reference to Exhibit A.

General.  The Company’s Board of Directors has designated 5,000 shares as the Series C Preferred Stock.  Each share of the Series C Preferred Stock has a stated value of $1,000.

Voting Rights.  The holders of the Series C Preferred Stock, the holders of the Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Company.  Each share of Series C Preferred Stock has 172 votes (subject to adjustment); provided that in no event may a holder of Series C Preferred Stock be entitled to vote a number of shares in excess of such holder’s Beneficial Ownership Limitation (as defined in the Certificate of Designation and as described below).

Dividends.  There is no separate dividend payable on the Series C Preferred Stock but holders of Series C Preferred Stock shall be entitled to receive dividends on shares of Series C Preferred Stock equal (on an as-if-converted to Common Stock basis, without giving effect to the Beneficial Ownership Limitation) to and in the same form as dividends actually paid on shares of Common Stock.

Conversion.  Each share of Series C Preferred Stock is convertible, at any time and from time to time, at the option of the holder, into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation) determined by dividing the stated value of such share ($1,000) by the conversion price, which is $5.50 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions).

Beneficial Ownership Limitation.  The Company shall not effect any conversion of the Series C Preferred Stock, and a holder shall not have  the right to convert any portion of the Series C Preferred Stock, to the extent that after giving effect to the conversion sought by the holder, such holder (together with such holder’s Attribution Parties (as defined in the Certificate of Designation)) would beneficially own more than 4.99% (or upon election by a holder prior to the issuance of any shares of Series C Preferred Stock, 19.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon such conversion.  All of the Purchasers elected to have the 19.99% Beneficial Ownership Limitation be applicable to their shares of Series C Preferred Stock.

Issuance Restrictions.  Notwithstanding anything to the contrary in the Certificate of Designation, until the Company has obtained shareholder approval, the Company may not issue upon the conversion of any share of Series C Preferred Stock a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued upon conversion of any other shares of Series C Preferred Stock, would exceed 706,620 (subject to adjustment).

Liquidation Preference.  Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to participate on an as-converted-to-Common Stock basis (without giving effect to the Beneficial Ownership Limitation) with holders of the Common Stock in any distribution of assets of the Company to holders of the Common Stock.

Impact of the Issuance of Common Stock on Existing Shareholders

Shareholder approval of this Proposal No. 2 would have the following effects:

Increased Dilution. The number of shares of our issued and outstanding Common Stock could be significantly increased if Proposal No. 2 is approved.  Currently, the shares of Common Stock into which the Series C Preferred Stock may be converted is limited by the terms of the Series C Preferred Stock to 706,620 shares.  If this Proposal No. 2 is approved by the shareholders, that limitation would no longer be in effect and the shares of Series C Preferred Stock could potentially be converted into 818,182 shares of Common Stock.

Increased Number of Shares Available for Public Sale May Depress Market Price. Similarly, upon conversion of the Series C Preferred Stock there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock.

Potential Issuances of Shares of Common Stock May Discourage Strategic Transactions and Future Financings. The potential future increased issuance of shares of Common Stock under the Series C Preferred Stock may make it more difficult, or discourage an attempt, to obtain control of our Company by means of a merger, tender offer, proxy contest, or otherwise, and may make future financings more difficult.

Impact if Proposal No. 2 is Not Approved

Under the Purchase Agreement, the Company is required to hold a shareholders’ meeting and to use our best efforts to obtain approval of Proposal No. 2. If Proposal No. 2 is not approved at the Annual Meeting, we will be required to call a meeting every four months to seek approval until the approval is received.

Dissenters’ Rights

Under Florida law, shareholders are not entitled to dissenters’ rights with respect to the transactions contemplated by this Proposal No. 2.

Vote Required

Under the Company’s bylaws, if a quorum is present the affirmative vote of a majority of the shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a class, present at the Annual Meeting in person or by proxy and entitled to vote is required for approval of Proposal No. 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF THE DUOS TECHNOLOGIES GROUP, INC.

2021 EQUITY INCENTIVE PLAN

On May 12, 2021, the Board adopted, subject to the receipt of shareholder approval, the 2021 Equity Incentive Plan (the “2021 Plan”) providing for the issuance of up to 1,000,000 shares of our Common Stock. The purpose of the 2021 Plan is to assist the Company in attracting and retaining key employees, directors and consultants and to provide incentives to such individuals to align their interests with those of our shareholders.

At the Annual Meeting, you will be asked to approve the adoption of the 2021 Plan in the form attached hereto as Exhibit B.  A total of 1,000,000 shares of Common Stock have been reserved for issuance under the 2021 Plan.  The 2021 Plan will only become effective upon our receipt of shareholder approval of this Proposal No. 3.

General Description of the 2021 Plan

The following is a summary of the material provisions of the 2021 Plan and is qualified in its entirety by reference to the complete text of the 2021 Plan, which you are encouraged to read in full.

Administration

The 2021 Plan is administered by the Compensation Committee of the Board, which consists of three members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m). Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2021 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted, the terms and conditions of the award, the form of payment to be made and/or the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any. The Compensation Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The Compensation Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2021 Plan. Notwithstanding the foregoing, the Compensation Committee does not have any authority to grant or modify an award under the 2021 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards

The 2021 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of the Company or its affiliates. We have reserved a total of 1,000,000 shares of Common Stock for issuance as or under awards to be made under the 2021 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2021 Plan.

Currently, there are 52 identified employees (including three executive officers, of which one is a director), four non-employee directors, and up to 50 other current or future staff members who would be eligible to receive stock options and/or shares of restricted stock under the 2021 Plan. Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the 2021 Plan as well.

Stock Options

The 2021 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”); provided, however, that ISOs may only be issued if our shareholders approve the 2021 Plan at the Annual Meeting. Stock options may be granted on such terms and conditions as the Compensation Committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of the Company’s Common Stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of our Common Stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights

An SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2021 Plan. An SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the Common Stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. An SAR that is not granted in tandem with a stock option is exercisable at such times as the Compensation Committee may specify.

Performance Share and Performance Unit Awards

Performance share and performance unit awards entitle the participant to receive cash or shares of our Common Stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Restricted Stock Awards and Restricted Stock Unit Awards

A restricted stock award is a grant or sale of Common Stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the Compensation Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Our restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of Common Stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.

Unrestricted Stock Awards

An unrestricted stock award is a grant or sale of shares of our Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Amendment and Termination

The Compensation Committee may adopt, amend and rescind rules relating to the administration of the 2021 Plan, and amend, suspend or terminate the 2021 Plan, but no such amendment, rescission, suspension or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2021 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws.

Certain Federal Income Tax Consequences of the 2021 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law to the Company and to participants in the 2021 Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules including special rules relating to limitations on the ability of the Company to deduct the amounts for federal income tax purposes of certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously acquired shares of the Company’s Common Stock. For purposes of this summary, it is assumed that U.S. Participants will hold their shares of the Company’s Common Stock received under the 2021 Plan as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the non-U.S. state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2021 Plan, or shares of the Company’s Common Stock issued pursuant thereto. All participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2021 Plan or shares of the Company’s Common Stock issued thereto pursuant to the 2021 Plan.

A U.S. Participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the U.S. Participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the Company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the U.S. Participant does not recognize taxable income. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant recognizes long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount. In addition to the tax consequences described above, a U.S. Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the U.S. Participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the U.S. Participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A U.S. Participant does not recognize taxable income upon the grant of an SAR. The U.S. Participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A U.S. Participant does not recognize taxable income upon the receipt of a performance share award until the shares are received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount thereby paid for the shares, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant does not recognize taxable income upon the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment is received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash received, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid timely for the shares. Alternatively, the U.S. Participant may elect to be taxed on the fair market value of such shares at the time of grant. The Company thereby will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the U.S. Participant.

A U.S. Participant recognizes ordinary compensation income upon receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid thereby for the shares, and the Company will generally be entitled to deduct such amount at such time.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2021 PLAN.

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, and related rules of the SEC, enable our shareholders to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. This vote is advisory, and, therefore, not binding on the Company, the Compensation Committee, or the Board. However, the Board and the Compensation Committee value the opinions of our shareholders and to the extent there is a significant vote against the compensation of the Named Executive Officers, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

As described in detail in the section of this Proxy Statement entitled, “Executive Compensation,” our executive compensation program is designed to attract, motivate, and retain executive officers, while aligning their interests with those of our shareholders. Under this program, our executive officers are rewarded for the achievement of strategic and operational objectives and the realization of increased shareholder value. Please read the Executive Compensation section and the accompanying compensation tables of this Proxy Statement for additional information about our executive compensation program, including information about the compensation of the Named Executive Officers for fiscal year 2020.

By way of this proposal, commonly known as a “Say-on-Pay” proposal, we are asking our shareholders to indicate their support for the compensation of the Named Executive Officers as described in this Proxy Statement. Please note that this vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement.

The shareholders are being asked to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

RECOMMENDATION OF THE BOARD OF DIRECTORS:

A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 4

PROPOSAL NO. 5

ADVISORY RESOLUTION ON THE FREQUENCY OF THE SHAREHOLDERS’ SAY-ON-PAY

Summary

Section 14A of the Exchange Act and the SEC’s rules thereunder require that we include in this Proxy Statement a separate non-binding shareholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain on the matter.

The Board has determined that a shareholder advisory vote on executive compensation every three years is the best approach for the Company based on a number of considerations, including the following:

Our compensation program is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our Named Executive Officers;

A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

A three-year vote cycle will provide shareholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Vote Required and Recommendation

The advisory resolution on the frequency of the shareholders’ advisory resolution on the compensation of the Company’s Named Executive Officers is selected by a plurality of the shares present, in person or by proxy, and voting on the matter. Accordingly, the option — every one, two or three years — that receives the largest number of votes cast “FOR” is the option selected by the shareholders. This proposal is non-binding on the Company and the Board.

Although the advisory vote is non-binding, our Board and the Compensation Committee will consider the outcome of the vote when making future decisions about the Company’s executive compensation policies and procedures. The Company’s shareholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when Say-on-Pay votes do not occur.  For example, as discussed under “Shareholder Communications with the Board”, the Company provides shareholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

We last had a Say-on-Pay vote at our Annual Meeting held on July 31, 2019.  In connection with that meeting, the Company also recommended that the shareholders approve a three-year period between votes.  A majority of the shareholders voted in favor of one year, with three years getting the second most votes.  As a result, the Company decided to have the Say-on-Pay vote now, after two years.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

A VOTE “FOR” THREE YEARS.

PROPOSAL NO. 6

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Salberg & Company, P.A. (“Salberg”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 2021. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

Salberg will audit our consolidated financial statements for the fiscal year ended December 31, 2021. We anticipate that a representative of Salberg will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal year ended December 31, 2020, were audited by Salberg.

In the event shareholders fail to ratify the appointment of Salberg, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table presents for each of the last two fiscal years the aggregate fees billed in connection with the audits of our financial statements and other professional services rendered by our independent registered public accounting firm Salberg & Company, P.A.

	2020	2019

Audit Fees (1)	$94,956	$94,906
Audit-Related Fees (2)	6,311	27,412
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Accounting fees and Services	$101,267	$122,318

———————

(1) Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees. These are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements.

(3) Tax Fees. These are fees for professional services rendered by the principal accountant with respect to tax compliance, tax advice, and tax planning.

(4) All Other Fees. These are fees for products and services provided by the principal accountant, other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of the holders of a majority of the shares present, in person or by proxy, and voting at the Annual Meeting will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SALBERG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 7

ADJOURNMENT OF THE ANNUAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES

Our shareholders are being asked to approve a proposal that will give us authority to adjourn the Annual Meeting, if necessary for the purpose of soliciting additional proxies in favor of the above proposals, if there are not sufficient votes at the time of the Annual Meeting to approve and adopt one or more of such proposals.  If this adjournment proposal is approved, our board of directors could adjourn the Annual Meeting to any date it chooses. In addition, our board of directors could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, shareholders who have already submitted their proxies at any time before their use do not need to submit new proxies unless they desire to change their voting instructions. The Company does not intend to call a vote on this proposal if Proposals 1, 2, 3, and 6 have been approved at the Annual Meeting.

Approval of this Proposal No. 7 requires the affirmative vote of a majority of the votes represented by the holders of our Common Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a class, at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holder will vote the proxies received by them “FOR” this Proposal No. 7.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 7.

Interest of Certain Persons in Opposition to Matters to be Acted Upon

No officer or director has any substantial interest in any of the proposals scheduled to be considered at the Annual Meeting other than in their roles as an officer or director.

FUTURE SHAREHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of shareholders will be held. Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission and the Company’s Bylaws. Any proposal which an eligible shareholder desires to have included in our Proxy Statement and presented at the next Annual Meeting of Shareholders will be included in our Proxy Statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any shareholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested. Notices should be directed to: Duos Technologies Group, Inc., at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216, Attention: Secretary.

Other deadlines apply to the submission of shareholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these shareholder proposals for the next Annual Meeting, a shareholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at Duos Technologies Group, Inc., at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216 or by calling telephone number (904) 652-1625. Additionally, a copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available on the Company’s website at https://ir.duostechnologies.com/

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, Duos Technologies Group, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Charles P. Ferry, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements, and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card.

June 23, 2021	By Order of the Board of Directors,

/s/ Kenneth Ehrman
Kenneth Ehrman
Chairman

EXHIBIT A

DUOS TECHNOLOGIES GROUP, INC.

ARTICLES OF AMENDMENT

DESIGNATING PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES C CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTIONS 607.1003 AND 607.1006 OF THE
FLORIDA BUSINESS CORPORATION ACT

Duos Technologies Group, Inc., a corporation organized and existing under the Florida Business Corporation Act (the “Corporation”), certifies that pursuant to the authority contained in Article Fifth, Section B of its Articles of Incorporation (the “Certificate of Incorporation”) and in accordance with the provisions of Sections 607.1003 and 607.1006 of the Florida Business Corporation Act, the board of directors of the Corporation (the “Board of Directors”) by unanimous written consent dated February 24, 2021 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

RESOLVED, that pursuant to the authority vested in the Board of Directors by its Certificate of Incorporation, the Board of Directors does hereby designate, create, authorize and provide for the issue of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), consisting of five thousand (5,000) shares, having the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as follows:

TERMS OF SERIES C PREFERRED STOCK

Section 1.

Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Florida are authorized or required by law or other governmental action to close.

 “Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning set forth in Section 2.

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Series C Preferred Stock regardless of the number of transfers of any particular shares of Series C Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series C Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series C Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(c)(i).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subsidiary” means any subsidiary of the Corporation and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date hereof.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Continental Stock Transfer & Trust, the current transfer agent of the Corporation, with a mailing address of 1 State Street, 30th Floor, New York, NY 10004, and any successor transfer agent of the Corporation.

Section 2.

Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and the number of shares so designated shall be up to five thousand (5,000) (which shall not be subject to increase without the written consent of the holders of a majority of the outstanding Series C Preferred Stock (each, a “Holder” and collectively, the “Holders”)).  Each share of Series C Preferred Stock shall have a par value of $0.001 per share and a stated value equal to one thousand dollars ($1,000.00) (the “Stated Value”).

Section 3.

Dividends.  Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series C Preferred Stock equal (on an as-if-converted-to-Common-Stock basis (without giving effect to the Beneficial Ownership Limitation)) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock.  Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series C Preferred Stock, and the Corporation shall pay no dividends (other than dividends in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

Section 4.

Voting Rights. Except as otherwise expressly provided herein or in the Certificate of Incorporation, or as provided by the Florida Business Corporation Act, the holders of shares of Series C Preferred Stock, the holders of shares of Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.  In any such vote, each share of Series C Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes determined by dividing the Stated Value of such share of Series C Preferred Stock by $5.80 (such dollar amount being subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date), provided, however, that in no event will a holder of shares of Series C Preferred Stock be entitled to vote a number of shares in excess of such holder’s Beneficial Ownership Limitation. However, as long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series C Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend this Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (c) increase the number of authorized shares of Series C Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Section 5.

Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to participate on an as-converted-to-Common Stock basis (without giving effect to the Beneficial Ownership Limitation) with holders of the Common Stock in any distribution of assets of the Corporation to the holders of the Common Stock.

Section 6.

Conversion.

a)

Conversions at Option of Holder. Each share of Series C Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Series C Preferred Stock by the Conversion Price then in effect. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series C Preferred Stock to be converted, the number of shares of Series C Preferred Stock owned prior to the conversion at issue, the number of shares of Series C Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by e-mail such Notice of Conversion to the Corporation (such date, the “Conversion Date”). Upon delivery of the Notice of Conversion, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares with respect to which the shares of Series C Preferred Stock have been converted irrespective of the date of delivery of the Conversion Shares. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required.  The calculations and entries in the Notice of Conversion shall control in the absence of manifest or mathematical error.  To effect conversion of shares of Series C Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series C Preferred Stock to the Corporation unless and until all shares of Series C Preferred Stock represented thereby are so converted, in which case such Holder shall deliver such certificate(s) within five (5) Trading Days after delivery of the Notice of Conversion relating to the conversion of the last shares of Series C Preferred Stock.  The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  Shares of Series C Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)

Conversion Price.  The conversion price for the Series C Preferred Stock shall equal $5.50, subject to adjustment herein (the “Conversion Price”).

c)

Mechanics of Conversion

i.

Delivery of Conversion Shares Upon Conversion. Promptly after each Conversion Date, but in any case within the earlier of (i) two (2) Trading Days and (ii) the Standard Settlement Period, thereof (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Series C Preferred Stock and a wire transfer of immediately available funds in the amount of accrued and unpaid dividends, if any.  Conversion Shares issuable hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Conversion Shares to or resale of the Conversion Shares by the Holder or (B) the Conversion Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Corporation’s share register in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder is entitled pursuant to such conversion to the address specified by the Holder in the Notice of Conversion.  The Corporation shall deliver (or cause to be delivered) to the converting Holder (A) a certificate or certificates for the number of shares of Common Stock issuable upon conversion, and (B) if less than the number of shares of Series C Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by any surrendered Series C Preferred Stock certificate or certificates (if applicable) less the number of shares converted.  The Corporation agrees to maintain a transfer agent that is a participant in the FAST program so long as any shares of Series C Preferred Stock remain outstanding.  As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii.

Failure to Deliver Conversion Shares.  If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, in addition to any other rights herein, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Series C Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii.

Obligation Absolute; Partial Liquidated Damages.  The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder.  In the event a Holder shall elect to convert any or all of the Stated Value of its Series C Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C Preferred Stock of such Holder shall have been sought and obtained.  In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion.  Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including a decree of specific performance and/or injunctive relief.  The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv.

Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series C Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Series C Preferred Stock.  The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

v.

Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series C Preferred Stock.   As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round to the next whole share, with 0.5 shares being rounded up to one whole share.  Subject to the foregoing, fractional shares of Series C Preferred Stock may be issued and / or converted hereunder.

vi.

Transfer Taxes and Expenses.  The issuance of Conversion Shares on conversion of this Series C Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Series  C Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.  The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation preforming similar functions) required for same-day electronic delivery of the Conversion Shares.

d)

Beneficial Ownership Limitation.  The Corporation shall not effect any conversion of the Series C Preferred Stock, and a Holder shall not have the right to convert any portion of the Series C Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of the Series C Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation  subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series C Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Series C Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Series C Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series C Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Series C Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer

Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder (which may be via email), the Corporation shall, within two Trading Days, confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series C Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or upon the election by a Holder prior to the issuance of any shares of Series C Preferred Stock, 19.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series C Preferred Stock held by the applicable Holder.  A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Series C Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series C Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply.  Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series C Preferred Stock.

e)

Issuance Restrictions. Notwithstanding anything herein to the contrary, if the Company has not obtained Stockholder Approval, then the Company may not issue upon the conversion of any share of Series C Preferred Stock a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued upon the conversion of any other shares of Series C Preferred Stock  (such securities, collectively, the “Issuance Capped Securities” and the holders of Issuance Capped Securities, the “Capped Holders”) would exceed 706,620, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date (such number of shares, the “Issuable Maximum”). Each Capped Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate Stated Value of such Holder’s Series C Preferred Stock by (y) the aggregate Stated Value of all shares of Series C Preferred Stock issued by the Company.

Section 7.

Certain Adjustments.

a)

Stock Dividends and Stock Splits.  If the Corporation, at any time while this Series C Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series C Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

b)

Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series C Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c)

Pro Rata Distributions.  During such time as this Series C Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Series C Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Series C Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)

Fundamental Transaction.  If, at any time while this Series C Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, exclusive license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series C Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) or Section 6(e) on the conversion of this Series C Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series C Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) or Section 6(e) on the conversion of this Series C Preferred Stock).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series C Preferred Stock following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration.  The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series C Preferred Stock, deliver to the Holder in exchange for this Series C Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series C Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series C Preferred Stock (without regard to any limitations on the conversion of this Series C Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series C Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation with the same effect as if such Successor Entity had been named as the Corporation herein.

e)

Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f)

Notice to the Holders.

i.

Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by email or nationally recognized overnight courier service a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.

Notice to Allow Conversion by Holder.  If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series C Preferred Stock, and shall cause to be delivered by email or nationally recognized overnight courier service to each Holder at its last email address or address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to convert the Conversion Amount of this Series C Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8.

Miscellaneous.

a)

Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail or sent by a nationally recognized overnight courier service, addressed to the Corporation at 6622 Southpoint Drive South, Suite 310, Jacksonville, Florida  32216, Attention: Chief Financial Officer, email address: agg@duostech.com, or such other e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8.  Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by e-mail or sent by a nationally recognized overnight courier service addressed to each Holder at the address of such Holder appearing on the books of the Corporation, or if no such address appears on the books of the Corporation, at the principal place of business of such Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided pursuant to this Certificate of Designation constitutes, or contains, material, non-public information regarding the Corporation or any Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

b)

Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Series C Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)

Lost or Mutilated Series C Preferred Stock Certificate.  If a Holder’s Series C Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, or cause to be executed and delivered, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series C Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation with the actual third-party costs of the replacement of such certificate to be borne by the Holder (including customary indemnity).

d)

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, or the New York Courts are an improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby.  If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)

Waiver.  Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders.  The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion.  Any waiver by the Corporation or a Holder must be in writing.

f)

Severability.  If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)

Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)

Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)

Status of Converted or Redeemed Series C Preferred Stock.  If any shares of Series C Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Convertible Preferred Stock.

*********************

IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed this 25th day of February, 2021.

Duos Technologies Group, Inc.
By:	/s/ Charles P. Ferry
Name: Charles P. Ferry
Title: Chief Executive Officer

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO
CONVERT SHARES OF SERIES C PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of Duos Technologies Group, Inc., a Florida corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of shares of Series C Preferred Stock owned prior to Conversion: _____________

Number of shares of Series C Preferred Stock to be Converted: ______________________

Stated Value of shares of Series C Preferred Stock to be Converted: __________________

Number of shares of Common Stock to be Issued: ___________________________

Applicable Conversion Price:___________________________________________

Number of shares of Series C Preferred Stock subsequent to Conversion: ______________

Address for Delivery: ______________________

Or

DWAC Instructions:

Broker no: _________

Account no: ___________

[HOLDER] By: ______________________________________ Name: Title:

EXHIBIT B

DUOS TECHNOLOGIES GROUP, INC.

2021 EQUITY INCENTIVE PLAN

duostech

DUOS TECHNOLOGIES GROUP, INC.

2021 EQUITY INCENTIVE PLAN

Duostech	2021 Equity Incentive Plan

INTENTIONALLY LEFT BLANK

Duostech	2021 Equity Incentive Plan

1)

Scope of Plan; Definitions

a.

This 2021 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Duos Technologies Group, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, directors and Director Advisors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide:

I.

Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”);

II.

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”);

III.

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”);

IV.

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and

V.

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs, and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

b.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Advisory Board” means a board composed of individuals, appointed by the Board, who serve the Company’s Board in an advisory capacity but are not directors, Officers or employees of the Company.

“Board” means the board of directors of the Company.

“Chairman” means the chairman of the Board.

“Change of Control” means the occurrence of any of the following events:

I.

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities;

II.

the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or

Duostech	2021 Equity Incentive Plan

III.

the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3.

“Director Advisor” means a member of the Advisory Board.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date the employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Effective Date” means the date on which this Plan is approved by the shareholders of the Company.

“Exchange Act” shall have the meaning given to it in Section 1(a).

“Fair Market Value” shall be determined as of the last trading day prior to the date a Stock Right is granted and shall mean:

I.

The closing price on the principal market if the Common Stock is listed on a national securities exchange;

II.

If the Company’s shares are not listed on a national securities exchange, then the closing price if reported or the average bid and asked price for the Company’s shares as published on the OTCQB or the OTCQX operated by OTC MARKETS;

III.

If there are no prices available under clauses (I) or (II), then Fair Market Value shall be based upon the closing price, if reported or the average bid and asked price for the Company’s shares as published by OTC;

IV.

If there is no regularly established trading market for the Company’s Common Stock, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Nasdaq” means the Nasdaq Stock Market.

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

Duostech	2021 Equity Incentive Plan

“Qualifying Committee” means the Company’s audit committee, compensation committee, corporate governance and nominating committee or any other committee of the Board that the compensation committee shall determine entitles its members to a grant of Stock Rights, as defined, under Section 3(b)(ii) (each such Committee, a “Qualifying Committee”).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“Rule 16b-3” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Rights” shall have the meaning given to it in Section 1(a).

2)

Administration of the Plan.

a.

The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to:

I.

Determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted;

II.

Determine when Stock Rights may be granted;

III.

Determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value;

IV.

Determine whether each Option granted shall be an ISO or a Non-Qualified Option;

V.

Determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest;

VI.

Determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any; and

VII.

Interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

b.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct.

Duostech	2021 Equity Incentive Plan

c.

Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either:

I.

Eligible for Stock Rights pursuant to the Plan; or

II.

Have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

d.

In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his or her part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him or her in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he or she may be involved by reason of his or her being or having been a member of the Board or the Compensation Committee, whether or not he or she continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

e.

The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the State of Florida.

3)

Eligible Employees and Others

a.

ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Director Advisors, Officers, employees or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from participation in, any other grant of Stock Rights.

b.

The exercise price of the Options or SARs under Section 3 shall be Fair Market Value or such higher price as may be established by the Compensation Committee, the Board or by the Code.

4)

Common Stock.

a.

The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise.

b.

The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 1,000,000 subject to adjustment as provided in Section 14.  Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section.  If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

Duostech	2021 Equity Incentive Plan

5)

Granting of Stock Rights.

a.

The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

b.

The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

c.

A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of:

I.

The Fair Market Value of a specified number of shares of Common Stock at the time of exercise over;

II.

An exercise price established by the Board or Compensation Committee.

d.

The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

e.

An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

f.

Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

g.

The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

Duostech	2021 Equity Incentive Plan

6)

Sale of Shares

The shares underlying Stock Rights granted to any Officer, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7)

ISO Minimum Option Price and Other Limitations.

a.

The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of:

I.

The date of approval by the Board or Compensation Committee or

II.

For ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

b.

In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8)

Duration of Stock Rights.

Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

9)

Exercise of Options and SARs; Vesting of Stock Rights.

Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

a.

The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

b.

Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee or as otherwise provided in this Plan.

c.

Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

d.

The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

Duostech	2021 Equity Incentive Plan

10)

Termination of Employment.

Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his or her options shall  vest or become exercisable, and his or her options  shall terminate as provided for in the grant, or on the day 12 months after the day of the termination of his or her employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11)

Death; Disability.

Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option or SAR:

a.

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his or her death, any Options or SARs of such employee may be exercised to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of the Options’ or SARs’ specified expiration date or three months from the date of the grantee’s death.

b.

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his or her duties, by reason of his or her Disability, he or she shall have the right to exercise any Option or SARs held by him or her on the date of termination of employment or ceasing to act as a director or Director Advisor until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination of the person’s employment.

12)

Assignment, Transfer or Sale.

a.

No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him or her, his or her guardian or legal representative.

b.

Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13)

Terms and Conditions of Stock Rights.

Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

Duostech	2021 Equity Incentive Plan

14)

Adjustments Upon Certain Events.

a.

Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

b.

In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

c.

In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

d.

In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable.  If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.  For the purposes of this Section 14(d), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

e.

Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

Duostech	2021 Equity Incentive Plan

f.

No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15)

Means of Exercising Stock Rights.

a.

An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Chief Financial Officer with a copy to the Chief Accounting Officer of the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either:

I.

In United States dollars by check or wire transfer; or

II.

At the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or

III.

At the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his or her Stock Right until the date of issuance of a stock certificate to him or her for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

b.

Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that:

I.

Such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act),

II.

The holder has been advised and understands that:

1.

The shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and

2.

The Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and

3.

Such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16)

Term, Termination and Amendment.

a.

The Board may terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate 10 years from the date this Plan is adopted by the Board; provided, that this Plan shall not be effective until the Effective Date. No Stock Rights may be granted under the Plan once the Plan is terminated.  Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

Duostech	2021 Equity Incentive Plan

b.

The Board at any time, and from time to time, may amend the Plan.  Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent:

I.

Shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or

II.

Required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

c.

The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17)

Conversion of ISOs into Non-Qualified Options; Termination of ISOs.

The Board or Compensation Committee, at the written request of any optionee, may at its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion.  Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18)

Application of Funds.

The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19)

Governmental Regulations.

The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20)

Withholding of Additional Income Taxes.

In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.  To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

Duostech	2021 Equity Incentive Plan

21)

Notice to Company of Disqualifying Disposition.

Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22)

Continued Employment.

The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23)

Governing Law; Construction.

The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Florida. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24)

Forfeiture of Stock Rights.

Notwithstanding any other provision of this Plan, all vested Stock Rights shall be immediately forfeited at the option of the Board in the event of:

a.

Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

b.

Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;

c.

Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;

d.

Competing with the Company; or

e.

Failure to execute the Company’s standard Stock Rights Agreement.

The Board or the Compensation Committee may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights agreement.

25)

Section 409A Compliance

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all awards shall be administered, interpreted, and construed in a manner consistent with Section 409A. If any provision of this Plan or any award is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Board and without requiring the participant’s consent, in such manner as the Board determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

To view the 2021 Proxy Statement, 2020 Annual Report and  to Attend the Annual Meeting, please go to:

https://agm.issuerdirect.com/duot

A FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED A

PROXY

DUOS TECHNOLOGIES GROUP, INC.

Annual Meeting of Shareholders

July 15, 2021 11:00 AM. ET

This proxy is solicited by the Board of Directors

The shareholders hereby appoint(s) Charles P. Ferry, Chief Executive Officer of Duos Technologies Group. Inc., as Proxy with full power of substitution to vote all the shares of stock the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on July 15, 2021 at 11:00 AM. ET, and can be accessed by the following link https://agm.issuerdirect.com/duot, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking ail former proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

(Continued and to be marked. dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet – QUICK ««« EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

DUOS TECHNOLOGIES GROUP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 14, 2021.

INTERNET/MOBILE – https://agm.issuerdirect.com/duot Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

ELECTRONIC DELIVERY OF FUTURE

PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.			MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PROXY				Please mark your votes like this
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	5.	To determine, in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our Named Executive Officers.
Nominees:
(1) Charles P. Ferry
(2) Edmond L. Harris
(3) Ned Mavrommatis
(4) Kenneth Ehrman
(5) James Craig Nixon
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.		6.	To ratify the appointment of SALBERG & COMPANY, P.A. as the independent registered public accounting firm of the Company.

2.	To approve issuance of shares of Common Stock upon conversion of Series C Preferred Stock.	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

3.	To approve our 2021 Equity Incentive Plan.
CONTROL NUMBER
4.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Executive Officers.

Signature__________________________________  Signature, if held jointly_________________________________ Date_____________, 2021

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.